EXHIBIT 99.1
Quanterix Highlights Compelling Benefits of Akoya Biosciences Acquisition

Comments on Director Nominations Received from Kent Lake

BILLERICA, Mass. March 3, 2025 -- Quanterix Corporation (NASDAQ: QTRX) (“Quanterix” or the “Company”), a company fueling scientific discovery through ultra-sensitive biomarker detection, today reiterated the strategic and financial benefits of its proposed acquisition of Akoya Biosciences, which will create the first integrated solution for ultra-sensitive detection of blood- and tissue-based protein biomarkers. Quanterix issued the following statement:

Quanterix’s proposed acquisition of Akoya is the result of a rigorous and thorough Board evaluation consistent with its commitment to position the Company for long-term growth. With enhanced scale and a strengthened financial foundation, Quanterix will accelerate the execution of its strategic plan and deliver significant value to shareholders:

•Expanded Addressable Market. The addition of Akoya’s cutting-edge spatial biology capabilities will unlock a high-growth $5 billion serviceable addressable market across neurology, immunology and oncology, with an additional $10 billion market opportunity in Alzheimer’s Disease diagnostics. By combining Quanterix’s leading position in ultrasensitive detection of proteins in blood and Akoya’s leading position in biomarker detection in tissue, Quanterix will be uniquely positioned to speed up development of new liquid biopsy tests, a market which it believes will surpass that of all other diagnostic tests combined.

•Synergy Generation: With extensive diligence and deep familiarity with Akoya’s platform, Quanterix has clear line of sight to capture approximately $40 million in annual run-rate cost synergies by the end of 2026, $20 million of which is expected to be realized within the first year following close.

•Enhanced Scale and Profitability: With expected positive free cash flow in 2026 and continued strong double-digit organic revenue growth, Quanterix expects the transaction will allow it to multiply its revenue to approximately $1 billion with EBIT margins of approximately 15% within five years following close.

Kent Lake Nominations

Quanterix confirmed that Kent Lake PR LLC (“Kent Lake”) has submitted notice nominating three candidates to stand for election to the Quanterix Board of Directors at the Company’s 2025 Annual Meeting of Shareholders.

The Company welcomes engagement with its shareholders and has attempted to engage constructively with Kent Lake and will continue to do so. Kent Lake’s recent statements, however, contain significantly flawed financial assumptions, factually inaccurate information and fail to recognize the compelling and strategically necessary rationale of the transaction. Kent Lake’s director nominations are a clear attempt to obfuscate the long-term value creation opportunity the acquisition of Akoya presents.

The Quanterix Board has been built thoughtfully to ensure that it is composed of directors with outstanding track records and the right mix of skillsets to successfully oversee the Company’s strategic plan, which includes deep expertise across the life sciences industry with a particular focus

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on diagnostics, as well as commercial strategy, strategic planning, corporate governance and capital markets experience.

The Quanterix Board will evaluate Kent Lake’s nomination notice and present its recommendation with respect to the election of directors in the Company’s proxy statement, which will be filed with the Securities and Exchange Commission (“SEC”) and mailed to all shareholders eligible to vote at the 2025 Annual Meeting. The date of the 2025 Annual Meeting has not yet been announced. Quanterix shareholders are not required to take any action with respect to the election of directors at this time.

Quanterix and Akoya are progressing toward closing. On February 13, 2025, Quanterix filed a registration statement on Form S-4, which contains a preliminary joint proxy statement of Quanterix and Akoya and a preliminary prospectus of Quanterix, with the SEC. The transaction is expected to close in the second quarter of 2025, subject to applicable approvals by both companies’ shareholders and satisfaction of other customary closing conditions.

Goldman Sachs & Co. LLC is serving as financial advisor to Quanterix and Covington & Burling LLP is serving as its legal counsel in Quanterix’s acquisition of Akoya.

About Quanterix

From discovery to diagnostics, Quanterix’s ultrasensitive biomarker detection is fueling breakthroughs only made possible through its unparalleled sensitivity and flexibility. Quanterix’s Simoa® technology has delivered the gold standard for earlier biomarker detection in blood, serum or plasma, with the ability to quantify proteins that are far lower than the Level of Quantification (LoQ). Its industry-leading precision instruments, digital immunoassay technology and CLIA-certified Accelerator laboratory have supported research that advances disease understanding and management in neurology, oncology, immunology, cardiology and infectious disease. Quanterix has been a trusted partner of the scientific community for nearly two decades, powering research published in more than 3,100 peer-reviewed journals.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed acquisition of Akoya Biosciences, Inc. (“Akoya”) by Quanterix (the “Merger”), Quanterix filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, dated February 13, 2025 (the “Registration Statement”), which contains a preliminary joint proxy statement of Quanterix and Akoya and a preliminary prospectus of Quanterix (the “Joint Proxy Statement/Prospectus”), and each of Quanterix and Akoya may file with the SEC other relevant documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY QUANTERIX AND AKOYA, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT QUANTERIX, AKOYA AND THE PROPOSED TRANSACTION. A definitive copy of the Joint Proxy Statement/Prospectus will be mailed to Quanterix and Akoya stockholders when that document is final. Investors and security holders will be able to obtain the Registration Statement and the Joint Proxy Statement/Prospectus, as well as other filings containing information about Quanterix and Akoya, free of charge from Quanterix or Akoya or from the SEC’s website when they are filed. The documents filed by Quanterix with the SEC may be obtained free of charge at Quanterix’s website, at www.quanterix.com, or by requesting them by mail at Quanterix Investor Relations, 900 Middlesex Turnpike, Billerica, MA

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01821. The documents filed by Akoya with the SEC may be obtained free of charge at Akoya’s website, at www.akoyabio.com, or by requesting them by mail at Akoya Biosciences, Inc., 100 Campus Drive, 6th Floor, Marlborough, MA 01752 ATTN: Chief Legal Officer.

PARTICIPANTS IN THE SOLICITATION

Quanterix and Akoya and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Quanterix or Akoya in respect of the proposed transaction. Information about Quanterix’s directors and executive officers is available in the Joint Proxy Statement/Prospectus, and other documents filed by Quanterix with the SEC. Information about Akoya’s directors and executive officers is available in the Joint Proxy Statement/Prospectus and Akoya’s proxy statement dated April 23, 2024, for its 2024 Annual Meeting of Stockholders, and other documents filed by Akoya with the SEC. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the definitive Joint Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Quanterix or Akoya as indicated above.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements included in this press release which are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on, among other things, projections as to the anticipated benefits of the Merger as well as statements regarding the impact of the Merger on Quanterix’s and Akoya’s business and future financial and operating results, the amount and timing of synergies from the Merger and the closing date for the Merger. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. Quanterix and Akoya caution readers that forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against Quanterix or Akoya; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that

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could adversely affect the combined company or the expected benefits of the Merger) and stockholder approvals or to satisfy any of the other conditions to the Merger on a timely basis or at all; the possibility that the anticipated benefits and synergies of the Merger are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Quanterix and Akoya do business; the possibility that the Merger may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger; changes in Quanterix’s share price before the closing of the Merger; risks relating to the potential dilutive effect of shares of Quanterix common stock to be issued in the Merger; and other factors that may affect future results of Quanterix, Akoya and the combined company. Additional factors that could cause results to differ materially from those described above can be found in the Joint Proxy Statement Prospectus, and in other documents Quanterix and Akoya file with the SEC, which are available on the SEC’s website at www.sec.gov.

All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein. If one or more events related to these or other risks or uncertainties materialize, or if Quanterix’s or Akoya’s underlying assumptions prove to be incorrect, actual results may differ materially from what Quanterix and Akoya anticipate. Quanterix and Akoya caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and are based on information available at that time. Neither Quanterix nor Akoya assumes any obligation to update or otherwise revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.

Contacts
Media
Marissa Klaassen
media@quanterix.com

Or

Jim Golden / Tali Epstein
Collected Strategies
QTRX-CS@collectedstrategies.com

Investor Relations
Joshua Young
ir@quanterix.com

Or

Geoffrey Weinberg / Michael Verrechia / Bill Dooley
Sodali & Co
QTRX@info.sodali.com